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                                                                         Ex-10.7

                               BRIGHTPOINT, INC.

                        RESTRICTED STOCK AWARD AGREEMENT

     THIS AGREEMENT (the "Agreement") is made effective as of the 23rd day of February, 2006 (the "Grant Date"), between Brightpoint, Inc., an Indiana corporation (the "Company"), and John Alexander Du Plessis Currie (the "Grantee").

                                    RECITALS:

     WHEREAS, upon the recommendation of the Compensation and Human Resources Committee (the "Committee") of the Board of Directors of the Company (the "Board"), the Board has determined that it would be in the best interests of the Company and its stockholders to grant to the Grantee the number of shares of unregistered common stock of the Company provided for herein (the "Award") in order to provide an inducement material to the Grantee entering into employment with the Company. The Award is being made outside of the Company's 2004 Long-Term Incentive Plan in accordance with Nasdaq Marketplace Rule 4350(i)(1)(A)(iv).

     NOW THEREFORE, in consideration of the mutual covenants set forth herein, the parties agree as follows:

     1. Grant of the Award. Subject to the terms and conditions set forth in this Agreement, the Company hereby grants to the Grantee the Award consisting of 100,000 shares (each, a "Share") of unregistered common stock of the Company, $0.01 par value per share ("Common Stock").

     2. Vesting.

          (a) The Award shall vest and become unrestricted as to l/8th of the Shares on each of the first eight anniversaries of the Grant Date, unless the Shares vest earlier pursuant to Section 2(b) or 2(c) below, or are forfeited in accordance with Section 2(d) below. For purposes of this Agreement, the term "Vesting Date" means each of the first, second, third, fourth, fifth, sixth, seventh and eighth anniversaries of the Grant Date.

          (b) Upon a Change of Control (as defined in the Grantee's Employment Agreement with the Company dated as of the date hereof (the "Employment Agreement")) any then-unvested Shares shall immediately vest and become unrestricted.

          (c) If the Grantee's employment with the Company is terminated for any reason other than for Heightened Cause (as defined in the Employment Agreement), including as a result of the Grantee's disability or death, the Shares shall continue to vest in accordance with the schedule set forth in Section 2(a) hereof.

          (d) If the Grantee's employment with the Company is terminated by the Company for Heightened Cause (as defined in the Employment Agreement), the portion of the Award that is not vested as of the date of termination shall be forfeited by the Grantee and such

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portion shall be cancelled by the Company. The Grantee irrevocably grants to the
Company the power of attorney to transfer any unvested Shares forfeited to the Company and agrees to execute any document required by the Company in connection with such forfeiture and transfer.

     3. Rights as a Stockholder. Except as otherwise expressly provided in this Agreement, the Grantee shall have all of the rights of a stockholder of the Company with respect to any unvested Shares.

     4. No Right to Continued Employment. This Agreement shall not be construed as giving the Grantee the right to be retained in the employ of the Company.

     5. Transferability. Shares subject to the Award and not then vested may not be transferred by the Grantee other than by will or the laws of descent and distribution. Except to the extent permitted by the foregoing, the Shares subject to the Award and not then vested may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate or encumber, or otherwise dispose of such shares, the Award shall immediately become null and void.

     6. Withholding. By accepting this Award, the Grantee agrees to make appropriate arrangements with the Company for the satisfaction of any applicable federal, state or local income tax withholding requirements, including the payment to the Company of all such taxes and requirements in connection with the distribution or delivery of the Shares, or other settlement in respect of the Shares, and the Company shall be authorized to take such action as may be necessary as determined by the Company (including, without limitation, withholding Shares otherwise deliverable to the Grantee hereunder and/or withholding amounts from any compensation or other amount owing from the Company to the Grantee) to satisfy all obligations for the payment of such taxes; provided, however, that in no event shall the value of Shares so withheld by the Company exceed the minimum withholding rates required by applicable statutes.

     7. Certificates, Dividends.

          (a) As soon as practicable following the execution and delivery of this Agreement, a certificate covering the Shares shall be issued in the name of the Grantee, which certificate shall be escrowed with the Secretary of the Company (the "Escrow Agent"). Such certificate shall have stamped thereon a legend indicating that the Shares are subject to the restrictions set forth in this Agreement, as more fully described in Section 8 below. Upon the request of the Grantee, and after the lapse of the applicable restrictions with respect to the Shares in question, assuming the shares are then registered for resale or an applicable exemption from registration exists (including pursuant to Rule 144 of the Securities Exchange Act), the Company agrees to instruct the transfer agent to remove any legends or restrictions from the certificates in connection with any proposed sale or transfer of any of such Shares, including by obtaining an appropriate opinion of counsel.

          (b) In the event the Company shall effect any dividend or other distribution in the form of shares of Common Stock, or there shall occur any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share

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exchange or other similar corporate transaction or event which affects the
Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of the Grantee hereunder, then the Company shall, in such manner as it may deem equitable, adjust the number and/or type of securities issued to Grantee pursuant to this Agreement.

     8. Restrictive Legends. All certificates representing Shares issued to Grantee hereunder (and all certificates representing any other securities issued to Grantee pursuant to Section 7(b) hereof) shall bear restrictive legends thereon substantially as follows:

          "THE SALE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE PROVISIONS OF A RESTRICTED STOCK AWARD AGREEMENT DATED AS __________________, 2006 BETWEEN THE COMPANY AND JOHN ALEXANDER DU PLESSIS CURRIE."

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, SATISFACTORY TO COUNSEL TO THE COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE."

     9. Compliance with Applicable Law. Prior to issuance and delivery of the Shares, the Grantee will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Agreement, including, but not limited to, the representation letter annexed hereto as Exhibit A. The Award is subject to the condition that if the listing, registration or qualification of the Shares subject to the Award upon any securities exchange or under any law or regulation, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the vesting or delivery of Shares hereunder, the Shares shall not vest or be delivered, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company agrees to use all reasonable efforts to effect or obtain any such listing, registration, qualification, consent or approval at its own cost.

     10. Indemnification for Legal Costs. The Company agrees to indemnify the Grantee for any out of pocket legal expenses incurred by the Grantee as a result of any regulatory action that is brought by either the U.S. Securities and Exchange Commission (the "SEC") or the Nasdaq Stock Market ("Nasdaq") against the Grantee arising solely out the Company's failure to comply with all relevant SEC regulations and Nasdaq Listing Rules applicable to this Award; provided, however, that such indemnification obligation will not apply to the extent that the Company's failure to so comply arises out of or relates to any action or misrepresentation

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(including, but not limited to, any of the representations made by the Grantee on Exhibit A hereto not being true) on the part of the Grantee. The Company will not indemnify the Grantee from any consequential or economic damages arising out of or relating to the inability of the Company to issue any or all portion of the Shares comprising the Award as a result of any regulatory action on the part of the SEC or Nasdaq.

     11. Notices. Any notice necessary under this Agreement shall be given by registered or certified mail, return receipt requested, addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Grantee at the address appearing in the personnel records of the Company for such Grantee or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed given when mailed in accordance with the foregoing provisions.

     12. Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

     13. Authority of Committee. The Committee shall have full authority to interpret and construe the terms of this Agreement. The determination of the Committee as to any such matter of interpretation or construction shall be final, conclusive and binding.

     14. Choice of Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Indiana without regard to principles of conflicts of law.

     15. Counterparts. This Agreement may be executed in two counterparts each of which shall be deemed an original and both of which together shall constitute one and the same instrument. Any facsimile of this Agreement shall be considered an original document.

     16. Complete Agreement. This Agreement and those documents expressly referred to herein embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     17. Successors and Assigns. This Agreement is intended to bind and inure to the benefit of and be enforceable by the Grantee, the Company and their respective permitted successors and assigns (including personal representatives, heirs and legatees), and is intended to bind all successors and assigns of the respective parties, except that the Grantee may not assign any of the Grantee's rights or obligations under this Agreement except to the extent and in the manner expressly permitted hereby.

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     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed and the Grantee has hereunto set his hand, effective as of the Grant Date.

                                       BRIGHTPOINT, INC.


                                       By: /s/ STEVEN E. FIVEL
                                           -------------------------------------
                                       Name: STEVEN E. FIVEL
                                       Its: EVP / G.C. / Secy


                                       /s/ John Alexander Du Plessis Currie
                                       -----------------------------------------
                                       Grantee: John Alexander Du Plessis Currie

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                  EXHIBIT A TO RESTRICTED STOCK AWARD AGREEMENT

                        INVESTMENT REPRESENTATION LETTER

                                                                January __, 2006

Brightpoint, Inc.
501 Airtech Parkway
Plainfield, Indiana 46168

Gentlemen:

     In connection with my receipt of restricted shares (the "Shares") of common stock of Brightpoint, Inc. (the "Company"), issuable pursuant to the Restricted Stock Award Agreement dated as of January _______, 2006 between the Company and the undersigned (the "Restricted Stock Award Agreement"), the undersigned hereby represents, warrants to, and covenants with the Company as follows:

               The undersigned understands that (A) the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or the securities laws of any state, based upon applicable exemptions from such registration requirements; (B) the Shares are "restricted securities," as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Act; (C) the Shares are subject to additional restrictions as set forth in the Restricted Stock Award Agreement, (D) the Shares may not be sold or otherwise transferred by the undersigned unless (i) they have been first registered under the Act and all applicable state securities laws, or unless exemptions from such registration provisions are available with respect to said resale or transfer and (ii) all other restrictions on transfer pursuant to the Restricted Stock Award Agreement; (D) a legend to the foregoing effect will be placed on the certificate or certificates representing the Shares; and (E) stop transfer instructions with respect to the foregoing will be placed with the transfer agent for the Shares;

               The undersigned is acquiring the Shares solely for the account of the undersigned and for the purpose of investment and not with a view to, or for resale in connection with, any distribution, with the meaning of the Act.

               The undersigned agrees that he will not sell, transfer, hypothecate or otherwise dispose of the Shares unless then permitted by the Restricted Stock Award Agreement and other than pursuant to an effective registration statement under the Act unless prior thereto the Company receives either an opinion, in form and substance reasonably acceptable to the Company, of the Company's counsel or counsel for the undersigned reasonably acceptable to the Company, that the proposed transaction may be effected without compliance with the registration provisions of the Act;

               The undersigned has received or had access to the Company's reports, registration statements and other filings with the Securities and Exchange Commission prior to the date of the Restricted Stock Award Agreement;

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EXHIBIT A TO INVESTMENT REPRESENTATION LETTER

Accredited investor. Accredited investor shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

          1. Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(a)(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

          2. Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

          3. Any organization described in section 501(c)(3) of the Internal Revenue Code, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

          4. Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

          5. Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

          6. Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

          7. Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) and

          8. Any entity in which all of the equity owners are accredited investors.